Stock-Based Compensation	12 Months Ended
Sep. 30, 2013
Share-based Compensation [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION

The Company's stock-based compensation plans include stock options, performance shares, restricted stock and restricted stock units. Although the Company has discretion, shares distributed under these plans are issued from treasury stock.

Stock Options
The Company's stock option plans permit key officers and employees to purchase common stock at specified prices. Awards are granted at 100 percent of the closing market price of the Company's common stock on the date of grant. Awards made prior to 2011 were granted at 100 percent of the average of the high and low market prices on the date of grant. Options generally vest one-third in each of the three years subsequent to grant and expire 10 years from the date of grant. Compensation expense is recognized ratably over the vesting period based on the number of options expected to vest. As of September 30, 2013, 19.1 million options were available for grant under the plans.

Changes in shares subject to option during the year ended September 30, 2013 follow:

(shares in thousands)	Average Exercise Price Per Share	Shares	Total Intrinsic Value of Awards	Average Remaining Life (Years)
Beginning of year	$44.75	14,603
Options granted	$51.70	639
Options exercised	$37.89	(3,377)
Options canceled	$49.74	(191)
End of year	$47.03	11,674	$205	5.6
Exercisable at year end	$45.80	9,038	$170	5.0

The weighted-average grant date fair value per option was $10.12, $7.53 and $11.00 for 2013, 2012 and 2011, respectively. Cash received for option exercises was $104 in 2013, $42 in 2012 and $65 in 2011. The total intrinsic value of options exercised was $66, $38 and $49 in 2013, 2012 and 2011, respectively, and the actual tax benefit realized by the Company from tax deductions related to option exercises was $7, $11 and $16, respectively.

The grant date fair value of options is estimated using the Black-Scholes option-pricing model. The weighted-average assumptions used in valuations for 2013, 2012 and 2011 follow: risk-free interest rate, based on U.S. Treasury yields, 1.2 percent, 1.3 percent and 1.9 percent; dividend yield, 3.2 percent, 3.7 percent and 2.6 percent; and expected volatility, based on historical volatility, 28 percent, 27 percent and 25 percent. The expected life of each option awarded is 7 years based on historical experience and expected future exercise patterns.

Performance Shares, Restricted Stock and Restricted Stock Units
The Company's incentive shares plans include performance shares awards which distribute the value of common stock to key management employees subject to certain operating performance conditions and other restrictions. Distribution is primarily in shares of common stock and partially in cash. Compensation expense for performance shares is recognized over the service period based on the number of shares ultimately expected to be earned. Performance shares awards are accounted for as liabilities in accordance with ASC 718, Compensation - Stock Compensation, with compensation expense adjusted at the end of each reporting period to reflect the change in fair value of the awards.

As of September 30, 2013, 5,201,866 performance shares awarded primarily in 2010 were outstanding and contingent on the Company achieving its performance objectives and the provision of service by the employees. The objectives for these shares were met at the 93 percent level at the end of 2013, or 4,837,739 shares. Of these, 2,902,647 shares will be distributed in early 2014 while 1,935,092 shares remain subject to employees providing one additional year of service. Additionally, 5,118,500 performance shares awarded in 2013 are outstanding and contingent on the Company achieving its performance objectives through 2016 and the provision of service by the employees. As a result of the Company achieving its performance objectives at the 96 percent level at the end of 2010 for performance shares awarded primarily in 2007, and employees providing an additional year of service, rights to receive 4,777,248 common shares vested and were distributed to participants in 2011 as follows: 2,841,534 issued as shares, 1,661,045 withheld for income taxes and the value of 274,669 paid in cash.

Incentive shares plans also include restricted stock awards, which involve distribution of common stock to key management employees subject to cliff vesting at the end of service periods ranging from three to ten years. The fair value of restricted stock awards is determined based on the average of the high and low market prices of the Company's common stock on the date of grant, with compensation expense recognized ratably over the applicable service period. In 2013, 390,000 shares of restricted stock vested as a result of participants fulfilling the applicable service requirements. Consequently, 231,983 shares were issued while 158,017 shares were withheld for income taxes in accordance with minimum withholding requirements. As of September 30, 2013, there were 1,275,000 shares of unvested restricted stock outstanding.

Changes in shares outstanding but not yet earned under the incentive shares plans during the year ended
September 30, 2013 follow:

(shares in thousands)	Shares	Average Grant Date Fair Value Per Share
Beginning of year	6,799	$39.55
Granted	5,532	$48.25
Earned/vested	(390)	$33.15
Canceled	(710)	$42.75
End of year	11,231	$43.86

The total fair value of shares vested under incentive shares plans was $19, $15 and $276, respectively, in 2013, 2012 and 2011, of which $8, $6 and $113, respectively, was paid in cash, primarily for tax withholding. As of September 30, 2013, 5.0 million shares remained available for award under incentive shares plans.

Total compensation expense for stock options and incentive shares was $221, $100 and $121, for 2013, 2012 and 2011, respectively. The increase from 2012 to 2013 reflects overlap of two performance shares programs during the year (2010 awards for performance through 2013 and 2013 awards for performance through 2016) and a higher stock price in the current year. The decrease from 2011 to 2012 reflects a stock option award in 2011 and no performance shares program overlap in 2012. Income tax benefits recognized in the income statement for these compensation arrangements during 2013, 2012 and 2011 were $68, $28 and $32, respectively. As of September 30, 2013, there was $316 of total unrecognized compensation expense related to unvested shares awarded under these plans, which is expected to be recognized over a weighted-average period of 2.7 years.

In addition to the employee stock option and incentive shares plans, in 2013 the Company awarded 18,864 shares of restricted stock and 4,398 restricted stock units under the restricted stock plan for nonmanagement directors. As of September 30, 2013, 269,750 shares remained available for issuance under this plan.